U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

VIRAL GENETICS, INC.
(Exact name of registrant as specified in its charter)

000-26875
(Commission File No.)

Delaware	33-0814123
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702
(Address of principal executive offices)

(626) 334-5310
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 9.01 Financial Statements and Exhibits

On September 28, 2004 Viral Genetics, Inc. (the “Company”) filed a Report on Form 8-K, as amended on October 4, 2004, reporting that on September 20, 2004 the Company filed documents with the state of California for the purpose of closing and effecting the merger of Therapeutic Genetic, Inc., a California corporation and principal creditor of the Company (“TGI”) into the Company’s California subsidiary, Viral Genetics, Inc., which was the surviving corporation. The documents were filed pursuant to the terms of the Agreement and Plan of Merger between the parties dated June 30, 2004. This amendment is filed to present the financial statements required under report.

Financial Statements of Business Acquired

The financial statements of TGI begin on page F-1, below. See the table of contents to the TGI financial statements on page 4.

Pro Forma Financial Information

The pro forma financial information is presented beginning on page PF-1, below.

Exhibits

Copies of the following documents are included as exhibits to the original version of this report filed with the Securities and Exchange Commission on September 28, 2004, and are incorporated herein by this reference.

Exhibit No.	Title of Document

2.1	Agreement and Plan of Merger dated June 30, 2004
2.2	Agreement of Merger - attached as Exhibit B to Exhibit 2.1
10.1	Form of Warrant issued to Therapeutic Genetic stockholders under the Agreement and Plan of Merger - attached as Exhibit A to Exhibit 2.1

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: December 3, 2004	By:	/s/ Haig Keledjian
Haig Keledjian, President

2

THERAPEUTIC GENETIC, INC.
FINANCIAL STATEMENTS

December 31, 2003

3

Board of Directors
Therapeutic Genetic, Inc.
Azusa, CA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Therapeutic Genetic, Inc. (a California corporation and development stage company) as of December 31, 2003 and 2002 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Therapeutic Genetic, Inc as of December 31, 2003 and 2002 and the results of operations, stockholders’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. As discussed in Note 2, notes receivable and interest receivable are due from an affiliated company. As of December 31, 2003, no payments have been received on either the notes receivable or the interest receivable nor does the affiliated company have the financial resources to meet these obligations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/
Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
August 20, 2004

THERAPEUTIC GENETIC, INC.

(A Development Stage Company)

BALANCE SHEETS

	September 30, 2004 (Unaudited)	December 31, 2003	December 31, 2002
ASSETS

CURRENT ASSETS	$--	$--	$--

OTHER ASSETS
Note receivable-affiliate	6,250,000	6,250,000	6,250,000
Interest receivable-affiliate	1,254,274	991,313	640,625

Total Other Assets	7,504,274	7,241,313	6,890,625

TOTAL ASSETS	$7,504,274	$7,241,313	$6,890,625

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES	$--	$--	$--

LONG-TERM LIABILITIES
Deferred tax liability	425,448	336,078	216,844

Total Long-term liabilities	425,448	336,078	216,844

STOCKHOLDERS' EQUITY
Common stock, $0.0001 par value;
30,000,000 shares authorized,
23,255,860 shares issued
and outstanding	2,326	2,326	2,326
Subscription receivable	(2,326)	(2,326)	(2,326)
Retained earnings	7,078,826	6,905,235	6,673,781

Total Stockholders' Equity	7,078,826	6,905,235	6,673,781

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$7,504,274	$7,241,313	$6,890,625

The accompanying notes are an integral part of these financial statements.

THERAPEUTIC GENETIC, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2003	Year Ended December 31, 2003	Year Ended December 31, 2002
	(Unaudited)	(Unaudited)

REVENUES	$--	$--	$--	$--

EXPENSES	--	--	--	--

INCOME FROM OPERATIONS	--	--	--	--

OTHER INCOME (EXPENSES)
Interest income from affiliate	263,016	246,094	350,688	328,125
	--	--	--	--

TOTAL OTHER INCOME	263,016	246,094	350,688	328,125

INCOME (LOSS) BEFORE INCOME TAXES	263,016	246,094	350,688	328,125

INCOME TAXES	(89,425)	(83,602)	(119,234)	(111,469)

NET INCOME	$173,591	$162,492	$231,454	$216,656

BASIC AND DILUTED NET INCOME
(LOSS) PER COMMON SHARE	$0.01	$0.01	$0.01	$0.01

BASIC AND DILUTED
WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	23,255,860	23,255,860	23,255,860	23,255,860

The accompanying notes are an integral part of these financial statements.

THERAPEUTIC GENETIC, INC. (A Development Stage Company) STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock
	Number of Shares	Amount	Subscription Receivable	Retained Earnings	Total

Balance at January 1, 2002	23,255,860	$2,326	$(2,326)	$6,457,125	$6,457,125

Net income for the year ended
December 31, 2002	--	--	--	216,656	216,656

Balances, December 31, 2002	23,255,860	2,326	(2,326)	6,673,781	6,673,781

Net income for the year ended
December 31, 2003	--	--	--	231,454	231,454

Balances, December 31, 2003	23,255,860	2,326	(2,326)	6,905,235	6,905,235

Net income for the nine months ended
September 30, 2004, (Unaudited)	--	--	--	173,591	173,591

Balance, September 30, 2004 (Unaudited)	23,255,860	$2,326	$(2,326)	$7,078,826	$7,078,826

The accompanying notes are an integral part of these financial statements.

THERAPEUTIC GENETIC, INC. (A Development Stage Company) STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2003	Year Ended December 31, 2003	Year Ended December 31, 2002
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$173,591	$162,492	$231,454	$216,656
Adjustments to reconcile net loss to net cash used
by operating activities:
Deferred tax liability	89,370	318,727	119,234	424,969
Increase (decrease) in:
Accrued interest	(262,961)	(481,219)	(350,688)	(641,625)

Net cash used by operating activities	--	--	--	--

CASH FLOWS FROM INVESTING ACTIVITIES:	--	--	--	--

CASH FLOWS FROM FINANCING ACTIVITIES:	--	--	--	--

Net increase (decrease) in cash and cash equivalents	--	--	--	--

Cash beginning of period	--	--	--	--

Cash at end of period	$--	$--	$--	$--

SUPPLEMENTAL CASH FLOW DISCLOSURES:

Income taxes paid	$--	$--	$--	$--
Interest paid	$--	$--	$--	$--

NON-CASH INVESTING AND
FINANCING ACTIVITIES:	$--	$--	$--	$--

The accompanying notes are an integral part of these financial statements.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Therapeutic Genetic, Inc. (“the Company” or “Therapeutic”) was incorporated in California on July 8, 1994 as Luba Development, Inc. The name was changed from Luba Development, Inc. to Tomson Genetics, Ltd. on November 29, 1994. The name was changed from Tomson Genetics, Ltd., to Therapeutic Genetic, Inc. on July 11, 1995. The Company holds notes receivable and accrued interest from an affiliated company that originated with a patent transfer. See Note 5. As of June 30, 2004, the Company entered into a merger agreement with Viral Genetics, Inc. See Note 6. The Company’s year-end is December 31.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Methods

The Company’s financial statements are prepared using the accrual method of accounting.

Accounting for Stock Options and Warrants Granted to Employees and Non-employees

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (hereinafter “SFAS No. 123”), defines a fair value-based method of accounting for stock options and other equity instruments. The Company has adopted this method, which measures compensation costs based on the estimated fair value of the award and recognizes that cost over the service period.

Cash and Cash Equivalents

For purposes of its statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Derivative Instruments

In April 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 149”). SFAS No. 149 amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 is not expected to have a material impact on the financial position or results of operations of the Company.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 (“SFAS No. 133”), “Accounting for Derivative Instruments and Hedging Activities,” as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, which is effective for the Company as of January 1, 2001. These standards establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

At December 31, 2003 and 2002, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

On January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include accounts payable, accrued expenses and borrowings from related parties. All of the Company’s financial instruments are accounted for on a historical cost basis, which approximates fair value at December 31, 2003.

Going Concern

As shown in the accompanying financial statements, the Company has assets of $7,241,313 (notes receivable and interest receivable) due from an affiliated company. The Company has not received any principle or interest payments from the affiliated company. The related company, Viral Genetics, Inc. does not have the resources to pay either the notes or the accrued interest. The Company’s Management believes that the notes and accrued interest will be converted into an equity investment (see Note 5 regarding convertible features of these notes.) These factors indicate that the Company may be unable to continue in existence. The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

Management plans to merge with the affiliated company, whereby the note receivable and interest receivable will be exchanged for shares of the affiliated company’s common stock. See Note 6.

Impaired Asset Policy

In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). SFAS No. 144 replaces SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.” This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. This statement is effective beginning for fiscal years after December 15, 2001, with earlier application encouraged. The Company adopted SFAS No. 144 and does not believe any adjustments are needed to the carrying value of its assets at December 31, 2003.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Revenue Recognition

The Company recognizes revenue from interest income if collectibility is reasonably assured.

Segment Reporting

The Company does not utilize segment information at this time as defined by Statement of Financial Accounting Standards No. 131 because it has only one principal business activity.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (hereinafter “SFAS No. 150”). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has determined that there was no impact on the Company’s financial statements from the adoption of this statement.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure,” (“SFAS No. 148”). SFAS 148 amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. In addition, it also amends the disclosure provisions of SFAS No. 123 to require prominent disclosure about the effects on reported results of an entity’s accounting policy decisions with respect to stock-based employee compensation. The provisions of the statement are effective for financial statements for fiscal years ending after December 15, 2002. The Company believes that SFAS No. 148 will not significantly affect its financial reporting.

NOTE 3 — STOCKHOLDERS’ EQUITY

There were no common stock transactions during the years ended December 31, 2003 and 2002 or for the nine months ended September 30, 2004.

NOTE 4 — INCOME TAXES

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standard No. 109 (hereinafter “SFAS No. 109”) “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset. The Company has accrued interest income for financial reporting purposes, but, not for income tax purposes, as the Company is a cash basis taxpayer. As such, Therapeutic has recorded tax provisions of $119,434 and $111,469 for the years ended December 31, 2003 and 2002, respectively. Additionally, Therapeutic has recorded a tax provision of $105,375 for years ended prior to 2002. The result is a deferred tax liability of $336,078 and $216,844 for the years ended December 31, 2003 and 2002 and the nine months ended September 30, 2004, respectively.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

The current tax provision is based upon statutory rates as shown below:

	September 30, 2004	December31, 2003	December 31, 2002

Taxable income	$263,016	$350,688	$328,125
Statutory tax rate	.34	.34	.34

Tax provision	89,425	119,234	111,563
Surtax benefit	--	--	(94)

Income tax provision	$89,425	$119,234	$111,469

NOTE 5 – NOTES RECEIVABLE AND AFFILIATED PARTY TRANSACTIONS

At December 31, 2003 and September 30, 2004, the Company has the following receivables:

	September 30, 2004	December 31, 2004

Convertible notes receivable	$6,250,000	$6,250,000
Interest receivable	1,254,274	999,313

Total	$7,504,274	$7,241,313

Notes receivable totaling $6,250,000, plus accrued interest, are receivable at December 31, 2003 from Viral Genetics, Inc. (hereinafter “VGI”), considered an affiliated company. The notes originated with a patent transfer to VGI from the Company. The patents that were transferred are the collateral underling the notes. Three directors and principal stockholders of the Company are also principal stockholders of the affiliated company, VGI.

Although a large portion of the affiliated party notes were due in 2003, VGI did not have the funds necessary to pay the obligations. The receivables were restructured in June 2003 with the issuance of 5% convertible notes whose terms included all underlying principal and interest (at the time of the restructuring) due March 31, 2008. All of these convertible notes are exchangeable into units of VGI at the rate of $0.30 per unit. Each unit consists of one common share of VGI common stock and one warrant to purchase a share of the VGI common stock at a price of $0.40, exercisable for 5 years. Viral Genetics, Inc. does not have the resources to pay these notes or the accrued interest. The value ascribed to the notes and accrued interest was reviewed by management for impairment. The current market price of Viral Genetics, Inc.‘s common stock is appreciably greater than the conversion price of these notes, so no impairment was deemed necessary.

THERAPEUTIC GENETIC, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003

NOTE 6 – SUBSEQUENT EVENTS

Merger

On June 30, 2004, the Company entered into an agreement and plan of merger with Viral Genetics, Inc., a Delaware corporation, whereby a subsidiary of VGI would acquire the assets and liabilities of the Company. VGI expects to issue approximately 24,000,000 shares of common stock in this acquisition under Internal Revenue Code Section 368(a) (2) (D).

On September 20, 2004, Viral Genetics completed this transaction, which resulted in the Company’s long-term note receivable and accrued interest totaling $7,504,274 being acquired by Viral Genetics in exchange for 24,708,580 shares of Viral common stock and warrants to purchase an additional 24,708,580 common stock shares of Viral.

VIRAL GENETICS, INC.

PROFORMA FINANCIAL STATEMENTS

The following proforma financial statements reflect the combination of Viral Genetics, Inc. (“Viral”) with Therapeutic Genetic, Inc. (“Therapeutic”) for the periods presented. The Therapeutic proforma statements of operations are presented for the twelve months ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited). The Viral proforma statements of operations are presented for the twelve months ended December 31 2003 and the nine months ended September 30, 2004 (unaudited). The proforma balance sheet is presented at December 31, 2003 for Therapeutic and at December 31, 2003 for Viral. The proformas reflect the result of the satisfaction of the merger agreement between Viral and the shareholders of Therapeutic.

The proforma financial statements have been prepared utilizing the historical financial statements of Viral and Therapeutic. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Viral and Therapeutic.

The proforma financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All intercompany accounts and transactions have been eliminated. Viral’s year end is December 31, and Therapeutic also had a year end of December 31.

The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.

PF-1

VIRAL GENETICS, INC. Balance Sheets (U.S. Dollars)
PROFORMA

Viral Genetics, Inc. December 31, 2003	Therapeutic Genetics, Inc. December 31, 2003	Eliminations	Proforma Combined December 31, 2003

Assets
Current
Cash and equivalents	$265,207	$--	$--	$265,207

Total Current Assets	265,207	--	--	265,207

Property, Plant and Equipment	64,115	--	--	64,115

Other Assets
Deposits	1,850	--	--	1,850
Goodwill and patents	5,206,052	--	--	5,206,052
Note receivable-affiliate	--	6,250,000	(6,250,000)	--
Interest receivable-affiliate	--	991,313	(991,313)	--

Total Other Assets	5,207,902	7,241,313	(7,241,313)	5,207,902

Total Assets	$5,537,224	$7,241,313	$(7,241,313)	$5,537,224

Liabilities
Current
Accounts payable	$241,657	$--	$--	$241,657
Accrued wages payable	450,000	--	--	450,000
Accrued interest	1,209,381	--	(991,313)	218,068
Other notes payable	269,986	--	--	269,986
Other current liability	100,000	--	--	100,000

Total Current Liabilities	2,271,024	--	(991,313)	1,279,711

Long-Term
Convertible notes payable, related parties	7,722,384	--	(6,250,000)	1,472,384
Deferred tax liability	--	336,078	(336,078)	--

Total Long-Term Liabilities	7,722,384	336,078	(6,586,078)	1,472,384

Commitments and Contingencies	--	--	--	--

Total Liabilities	9,993,408	336,078	(7,577,391)	2,752,095

Stockholders' Equity
Common stock	4,911	2,326	145	7,382
Additional paid-in capital	8,124,846	--	7,238,842	15,363,688
Common stock warrants and options	2,015,878	--	--	2,015,878
Subscription receivable	--	(2,326)	2,326	--
Retained earnings (deficit)
during development stage	(14,601,819)	6,905,235	(6,905,235)	(14,601,819)

Total Stockholders' Equity	(4,456,184)	6,905,235	336,078	2,785,129

Total Liabilities and Stockholders' Equity	$5,537,224	$7,241,313	$(7,241,313)	$5,537,224

PF-2

VIRAL GENETICS, INC. Statements of Operations (U.S. Dollars)
PROFORMA

	Viral Genetics, Inc. Nine Months ended September 30, 2004 (unaudited)	Therapeutic Genetics, Inc. Nine Months ended September 30, 2004 (unaudited)	Eliminations (Unaudited)	Proforma Combined Total (Unaudited)
Revenue	$--	$--	$--	$--
Cost of Revenue	--	--	--	--

Gross Profit	--	--	--	--

Operating Expenses
Research and development	230,148	--	--	230,148
Management salaries	1,821,250	--	--	1,821,250
Depreciation expense	33,157	--	--	33,157
Legal and professional	149,406	--	--	149,406
Consulting fees	3,262,769	--	--	3,262,769
Joint venture costs	70,990	--	--	70,990
General and administrative expenses	581,092	--	--	581,092

Total Operating Expenses	6,148,812	--	--	6,148,812

Operating Income (Loss)	(6,148,812)	--	--	(6,148,812)

Other Income (Expenses)
Sale of distribution rights	1,059,966	--		1,059,966
Interest income	1,176	263,016	(263,016)	1,176
Interest expense	(323,516)	--	263,016	(60,500)

Total Other Income (Expenses)	737,626	263,016	--	1,000,642

Net Income (Loss) Before Taxes	(5,411,186)	263,016	--	(5,148,170)

Income Tax	--	(89,425)	89,425	--

Net Income (Loss)	$(5,411,186)	$173,591	$89,425	$(5,148,170)

Net Income (Loss) Per Share	$(0.09)	$--	$--	$(0.06)

Weighted Average Number
of Shares Outstanding	53,420,982	23,255,860	1,452,720	78,129,562

PF-3